Subsequent Events	12 Months Ended
Jun. 30, 2022
Subsequent Events [Abstract]
Subsequent Events
15. Subsequent Events
On July 1, 2022, Fort Cady (California) Corporation converted from a Maryland corporation to a Delaware LLC, and changed its name to 5E Boron Americas, LLC.
On August 2, 2022, Great Basin Resources, Inc. agreed to amend our Salt Wells
Earn-in
Agreement. To fully realize the mineral interest rights under the Salt Wells
Earn-In
Agreement, we must incur exploration expenses of $900,000 by December 31, 2023, $800,000 by December 31, 2024, and approximately $756,000 by December 31, 2025.
On August 11, 2022, we secured a
$60
million private placement of Senior Secured Convertible Notes (“the Notes”), with Bluescape Energy Partners (“Bluescape”). The Notes, which are convertible into our common stock and mature August 2027, closed on August 26, 2022. At our election, the Notes will bear interest at an annual rate of
 4.50% if paid in cash, or at an annual rate of 6.00% if paid through the issuance of additional Notes. The purchaser may convert its notes at any time before August 2027 at a conversion price of $17.60 (“Conversion Price”). We have the right, at any time on or before the twenty-four (24) month anniversary of the closing date of the Notes (“Closing Date”), to convert the Notes to our common stock in whole or in part if the closing price of our common stock is at least 200% of the Conversion Price of the Notes (“Threshold Price”) for each of the twenty (20) consecutive trading days prior to the time we deliver a conversion notice. The Threshold Price for our right to convert the Notes decreases to 150% after the twenty-four (24) month anniversary of the Closing Date and on or before the thirty-six (36) month anniversary of the Closing, and to 130% at any time after the thirty-six (36) month anniversary of the Closing Date.